Conceptus Inc. Quarterly Financial Results Second Quarter 2010 Exhibit 99.2

Safe Harbor

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements, the accuracy of which is subject to risks and uncertainties.  These forward-looking statements include discussions regarding projected net sales and net income for third quarter and full year 2010, the expected impact of currency exchange rates on 2010 net sales and GAAP diluted EPS, expected declines in physician office visits in 2010 and the effects of trialing.  These discussions and other forward-looking statements included herein may differ significantly from actual results. Such differences may be based upon factors such as changes in strategic planning decisions by management, re-allocation of internal resources, changes in the impact of recessionary pressures, decisions by insurance companies, scientific advances by third parties, litigation risks, and the introduction of competitive products, as well as those factors set forth in the Company's most recent Annual Report on Form 10-K and most recent Quarterly Report on
Form 10-Q, and other filings with the Securities and Exchange Commission.  These forward-looking statements speak only as to the date on which the statements were made.  We undertake no obligation to update or revise publicly any forward-
looking statements, whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
The Company has supplemented its GAAP guidance with a non-GAAP measure of net income (loss) that excludes stock-
based compensation expense, non-cash interest expense, amortization of intangible assets and amortization of debt issuance costs. Management believes that this non-GAAP financial measure provides useful supplemental information to management and investors regarding the performance of the Company’s business operations, facilitates a better comparison of results for current periods with the Company’s previous operating results, and assists management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts. A reconciliation of the non-GAAP net income (loss) to GAAP net income (loss), the most directly comparable GAAP measure, is provided in the appendix of this presentation. There are limitations in using this non-GAAP financial measure because it is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  This non-GAAP financial measure should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the
Company’s consolidated financial statements prepared in accordance with GAAP and the reconciliation of the non-GAAP financial measure provided in the appendix of this presentation.

2010 Outlook Mark Sieczkarek, President and Chief Executive Officer

$14
$4
$2mm
Physician Office Visits
Currency
Physician Metrics
Key Issues
1. Macro issue:
Physician Office Visits
2. Macro issue: Currency
3. Company-specific issue:
Physician Metrics
Recent $20mm decrease in FY’10 net sales guidance* due to:
*On July 8, 2010, the Company updated  guidance, including FY’10 net sales. which are expected to be in a range of $143mm to
$145mm compared to the previous guidance range of $160mm to
$165mm.  See  slide 20 for guidance as of August 5, 2010.
mm
mm

1. Macro Issue: Physician Office Visits
Impact of weak economy greater than anticipated
Lingering effects of unemployment and loss of insurance
coverage (COBRA) or patients switching to Medicaid
Enrollment in high-deductible health insurance plans and health savings accounts rose by 65% between Jan-08 and Jan-10 (1)
Patients postponing non-urgent procedures
Reduced general physician office visits continue
(1) 2005 - 2010 American Health Insurance Plans
Center for Policy and Research, HSA/HDHP Census
Reports
Impact: $14mm lost sales vs. previous 2010 guidance

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-5.1%
-7.2%
2.4%
0.0%
-2.4%
8.5%
-4.9%
2.3%
0.0%
-7.5%
3.9%
-7.1%
-9.0%
-5.0%
2.4%
-4.4%
-5.3%
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10

Conceptus Inc.

Reduced Physician Office Visits
(1) IMS Data provided by Credit Suisse Healthcare
Daily, May data published on June 23, 2010
General physician office visits were down 5-10% in 1H’10 (1) . We expect this trend to continue for 2H’10.  Previous guidance incorporated a flat
1H’10 and 5-10% increase in 2H’10.
Monthly Y/Y Change: General Physician Office Visits

Impact on the Industry
Market observations of economy and reduced physician office visits:
July 29, 2010, Wall Street Journal: “Americans Cut Back on Visits to Doctor.” Physician visits and hospital admissions are dropping this year, according to Thomson Reuters' healthcare business, which surveys doctors and hospitals. Doctor visits have declined each month this year, including a 7.6% drop in May 2010 from May 2009.
July 29, 2010, Becton, Dickinson and Company (BDX): “U.S. sales of diagnostics products increased 1.4%, impacted by reduced physician office visits and lower diagnostic testing.” David V. Elkins, Chief Financial Officer and Executive Vice President
July 28, 2010, CVS Caremark (CVS): “…new maintenance script starts are down across the industry, and this is due to fewer physician visits. Recent reports by IMS have indicated that fewer people are visiting doctors. And we see this data on the fourth quarter versus the first quarter of this year and we’re expecting to see the same in the second quarter.” Thomas M. Ryan,
Chairman and Chief Executive Officer
August 2, 2010, Hologic (HOLX): “We believe the softness in wellness visits to OB/GYNs in the U.S. is primarily due to the effects of high unemployment, coupled with economic uncertainty.” Robert A. Cascella, President & Chief Executive Officer
July 20, 2010, Johnson & Johnson (JNJ): “…it’s very clear to us that as unemployment lingers, or high unemployment lingers, that consumer buying patterns which have been impacted will remain impacted. So I think that’s the single biggest factor that we can attribute what we see happening in the business, to, the higher rate of unemployment.” Dominic Caruso, Vice President,
Finance & CFO
July 28, 2010 PSS World Medical, Inc. (PSSI): Gary A. Corless, President and Chief Executive Officer, commented, "A discernable slowdown in utilization in the office-based physician market contributed to weaker-than-expected revenue in our fiscal year first quarter, which was slightly offset by successful execution of our key strategies.”

Non-Urgent Procedure Challenges
Patient Perspective:
•Permanent birth control is
non-urgent
•Subject to deductibles
•Standard of care performed
in ORs is higher cost
•Acceptable alternatives
As a non-urgent, high-cost procedure performed
by primary care physician, our Essure
(R)
business
faces distinct challenges in this economy
Physician Perspective:
•Gyne
= Primary care
•No single procedure is large
% of practice
•Limits ability to structure
practice for income

2. Macro Issue: Currency
90% of international sales are euro denominated
Greater international growth means greater impact
Modeled $1.20 exchange rate for remainder of FY’10;
previously modeled $1.35 for FY’10
International business on plan in units – units up 35% in
Q2’10 vs. Q2’09
Strong dollar to the euro
Impact:  $4mm lost sales vs. previous 2010 guidance

3. Company-Specific Issue: Physician Metrics
Growth in physician metrics impacted
We expected: Competition targeting our accounts
We did not expect:  Significant resources allocated to defend our customer base and re-educate our physicians on Essure’s
superior clinical benefits
Resulted in temporary distraction from growing the market
through additional preceptorships, certifications and transitions to office
Impact:  $2mm lost sales vs. previous 2010 guidance

Essure:  Long Term Efficacy Will Win
Competitor has “trial window” time period before
commercial performance reduces opportunity
Based on field observations, competitor’s product is performing no better than its clinical trial statistics, resulting in failures to occlude and pregnancies
Peer-reviewed physician articles will illuminate the product’s downsides in time
In the short term, existing relationships based on market-leading endometrial ablation procedure will provide trial opportunities
Estimate 12-18 months before competitor’s commercial performance is published / widely known
Essure remains 99.8% effective after 4 years
(clinical)

Our Priorities
Solution
Control the Controllable
Solution Solution
Accelerate new
physician
adoption of
Essure
procedure
Implement
leaner cost
structure through
discretionary
cuts
Re-deploy
assets to
energize market
growth: “back-to-
basics” strategy

Second Quarter 2010 Financials Greg Lichtwardt Executive Vice President, Operations and Chief Financial Officer

Q2’10 Snapshot
Net Sales
($mm)
Gross Margin
(%)
Non-GAAP
(1)
EPS
Operating
Margin (%)
Q2’09 Q2’10 Q2’09 Q2’10 Q2’09 Q2’10
Q2’09 Q2’10
Q2’09 Q2’10
$0.08
$33.0
79.8%
80.2%
$36.8
3.1%
3.8%
($0.02) ($0.01)
$0.11
GAAP
EPS
(1) See GAAP to non-GAAP reconciliation in appendix
Company guidance for Q2’10:
Net sales: $36.8mm to $36.9mm
GAAP EPS: ($0.02) to ($0.01)
Non-GAAP EPS: $0.10 to $0.11

+11.5%
+26.5%
+7.4%

+16.6%
+35.4%
6.8%

Conceptus® Inc.

26.0
28.0
7.0
8.9
Q2'09 Q2'10
Domestic International
Worldwide Sales
Increasing Diversification through International Sales
18.8
20.1
9.8
13.2
Q2'09 Q2'10
Domestic International
Q2’10 Net Sales (in
million $)
Q2’10 Units (in
thousands)
:
33.3
28.6
$36.8
$33.0
The difference between international unit growth and dollar
growth is primarily currency fluctuation
Columns may not add due to rounding

U.S. Physician Metrics
Q2’10 Q1’10 Q4’09 Q3’09
Current Period Activity:
Physicians entering preceptorship
387 423 401 512
Physicians becoming certified
335 406 409 462
Physicians transitioning to office
163 243 464 342
Physician Base
In preceptorship
3,486 3,434 3,417 3,425
Certified and in hospital
3,128 2,956 2,793 2,848
Certified and in office
5,128 4,965 4,722 4,258
TOTAL 11,742 11,355 10,932 10,531

Q2’10 Results
Q2’10 Q2’09 Y/Y
Change
Q1’10 Q/Q
Change
Net Sales $36.8 $33.0 11.5% $33.4 10.5%
Gross Profit Margin 80.2% 79.8% nm 80.8% nm
Operating Expenses $28.1 $25.3 11.0% $27.7 1.5%
Other Income / (Expense) ($1.6) ($1.5) nm ($1.5) nm
Tax Provision $0.1 $0.08 nm $0.1 nm
NEAT ($0.3) ($0.6) nm ($2.4) nm
GAAP EPS
(Basic and diluted)
($0.01) ($0.02) nm ($0.08) nm
Non-GAAP EPS
(diluted)
$0.11 $0.08 37.5% $0.04 175%
In million $ except for EPS

Q2’10 GAAP vs. Non-GAAP EPS
Non-GAAP
EPS
$0.11
Amortization
of intangibles
Stock-based
compensation
$0.02
$0.06
$0.04
Amortization of
non-cash items
for convertible
notes
($0.01)
GAAP
EPS
See GAAP to non-GAAP reconciliation in Appendix
($291) $808 $1,802 $1,215 $3,534
Actual amount  in
$ thousands:
Q2’09 value $2,370
Growth 49%

Balance Sheet
Cash & cash equivalents
Investments and put option
A/R, inventories & other
current assets
PP&E
Intangible and other assets
Goodwill
Total assets
ASSETS
21.5
69.6
28.8
10.6
26.7
14.8
172.0
61.7
43.5
25.7
9.8
29.1
17.3
187.1
6/30/10
A/P & other accrued ST
liabilities
Line of credit
Other accrued LT liabilities
Notes payable
Total Equity
Total liabilities & equity
LIABILITIES &
EQUITY
12/31/09
18.1
29.2
2.4
76.5
60.9
187.1
6/30/10 12/31/09
15.7
14.2
2.1
78.7
61.3
172.0
$ millions

Guidance
Q3’10E FY’10E Q3’09A FY’09A
Net Sales
$33mm to
$34mm
$143mm to
$145mm
$34.2 $131.4mm
Gross Profit
Margin
81.5% 81.5% 85.3%
(1)
81.7%
Operating
Expenses
$24mm $103mm $21.2mm $92.7mm
Net Income
$1.1mm to
$1.9mm
$6.8mm to
$8.5mm
$6.2mm $7.9mm
GAAP EPS $0.03 to $0.06 $0.21 to $0.26 $0.20 $0.25
Non-GAAP
EPS
(2)
$0.15 to $0.18 $0.70 to $0.75 $0.29 $0.65
(1) Includes one-time Ovion acquisition benefit
(2) See GAAP to non-GAAP reconciliation in appendix

Market & Opportunity Mark Sieczkarek, President and Chief Executive Officer

-22- Hysteroscopic Market Expansion Q3’09 Q4’09 Q1’10 Q2’10 +34% +35% +31% +22% Despite economy, market (1) net sales growth continues Y/Y (1) Market includes Essure and competition

14.3
9.3
14.1
Intend to have more more children and use temporary birth control
Do not intend to have more children and use temporary birth control
Do not intend to have more children and use permanent birth control

Conceptus® Inc.

Multi-Billion Dollar Market
Our current
addressable market
“Sweet Spot”
Our future market:
Essure:  30,000
Tubal ligations
(2)
:
643,000
Permanent birth control
procedures each year
700,000
In millions
Base of 38 million women
(1) 2006-08 CDC report, Data from the National Survey of Family Growth, published May 2010
(2) Tubal sterilization trends in the United States, Chan and Westoff, published
June 2010; sourced 2006-08 CDC report
Market based on intent to have children
(1)

Long-Term Value Proposition
Significant untapped U.S. market
International market share continues to grow –
Asia-Pacific
untapped
Essure procedure is “gold standard”
– 99.8% effective based on 4-year clinical data
– Only birth control method with zero pregnancies in clinical trials
– Bilateral placement rate of 96.9%
Meaningful savings to the healthcare system
For physicians, office procedure (no OR), no general anesthesia, procedure done in under 10 minutes, easy to perform and cost effective
For payors, cost effective with minimal risks
For patients, assurance. No surgery, burning, cutting, or hormones, and rapid return to normal activities

Strategy to Achieve “Standard of Care”
Control the Controllable:
–
Re-deploy assets to energize market growth: “back-to-basics” strategy
–
Accelerate new physician adoption of Essure procedure
–
Implement leaner cost structure through discretionary expense cuts
Strive to increase demand through patient awareness initiatives
Expand in targeted international markets
Prepare for next generations of Essure

Q & A

Appendix

GAAP to Non-GAAP Reconciliation
Reconciliation of Reported Net loss and Loss Per Share to Non-GAAP Net Income and Earnings Per Share
2010 2009 2010 2009
Net loss, as reported (291) $        (555) $        (2,642) $     (4,891) $
Adjustments to net loss:
  Amortization of intangibles (a) 808 186 1,627 366
Stock-based compensation (b) 1,802 1,583 3,531 2,930
Amortization of non-cash interest expense (c) 1,099 1,039 2,183 2,064
Amortization of debt issuance costs (d) 116 117 232 233
Adjustments to net loss 3,825         2,925         7,573        5,593
Non-GAAP net income (loss) 3,534 $      2,370 $      4,931 $      702 $
Loss per share, as reported
Basic and diluted (0.01) $       (0.02) $       (0.09) $      (0.16) $
Non-GAAP earnings per share
Basic 0.11 $        0.08 $        0.16 $       0.02 $
Diluted 0.11 $        0.08 $        0.15 $       0.02 $
Weighted average common shares used in calculation
Basic 31,032       30,518       30,981       30,478
Diluted 31,828       31,012       31,932       30,928
(a) Consists of amortization of intangible assets, primarily licenses and customer relationships
(b) Consists of stock-based compensation in accordance with ASC 718
(c) Consists of amortization of non-cash interest expense in accordance with ASC 470-20
(d) Consists of amortization of debt issuance costs
(In thousands, except per share amounts)
June 30,
Three Months Ended   Six Months Ended
June 30,
Conceptus, Inc.
(Unaudited)

GAAP to Non-GAAP Reconciliation
                          Reconciliation of Forward-Looking Guidance For Non-GAAP Financial Measures
From To From To
GAAP Guidance 0.03 $             0.06 $          0.21 $          0.26 $
Estimated Non-GAAP Guidance
  Amortization of intangibles  (a) 0.02 $             0.02 $          0.10 $          0.10 $
Stock-based compensation  (b) 0.06 $             0.06 $          0.24 $          0.24 $
Amortization of non-cash items for convertible note (c) 0.04 $             0.04 $          0.15 $          0.15 $
Total Non-GAAP Adjustments 0.12 $             0.12 $          0.49 $          0.49 $
Non-GAAP Guidance 0.15 $             0.18 $          0.70 $          0.75 $
(a) Consists of amortization of intangible assets, primarily licenses and customer relationships
(b) Consists of stock-based compensation in accordance with ASC 718
(c) Consists of amortization of non-cash interest expense in accordance with ASC 470-20 and debt issuance costs
(Unaudited)
Three Months Ending Twelve Months Ending
September 30, 2010 December 31, 2010
Conceptus, Inc.
To Projected GAAP EPS

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